

<ARTICLE>                     5
<LEGEND>
         This schedule contains summary financial information extracted from the balance sheet of CNL Hospitality Properties,  Inc. at December 31, 1998, and its
statement  of earnings  for the year then ended and is qualified in its entirety by reference to the Form 10-K of CNL Hospitality  Properties,  Inc. for the year ended December 31, 1998.

</LEGEND>

<PERIOD-TYPE>                                   year
<FISCAL-YEAR-END>                              Dec-31-1998
<PERIOD-START>                                 Jan-01-1998
<PERIOD-END>                                   Dec-31-1998
<CASH>                                         18,327,905<F1>
<SECURITIES>                                   0
<RECEIVABLES>                                  28,257
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F2>
<PP&E>                                         28,752,549
<DEPRECIATION>                                 384,166
<TOTAL-ASSETS>                                 48,856,690
<CURRENT-LIABILITIES>                          0<F2>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       43,219
<OTHER-SE>                                     37,073,272
<TOTAL-LIABILITY-AND-EQUITY>                   48,856,690
<SALES>                                        0
<TOTAL-REVENUES>                               1,955,461
<CGS>                                          0
<TOTAL-COSTS>                                  996,522
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             350,322
<INCOME-PRETAX>                                958,939
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            958,939
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   958,939
<EPS-PRIMARY>                                  0.40
<EPS-DILUTED>                                  0.40

<F1>Cash   includes   certificate  of  deposit  and  restricted  cash  totalling
$5,016,575 and $82,407, respectively.

<F2>Due to the nature of its industry, CNL Hospitality  Properties,  Inc. has an unclassified balance sheet; therefore no values are listed above for current assets and current liabilities.


